UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 4, 2006

DEX MEDIA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-131626 (Commission File Number)	20-4059762 (IRS Employer Identification No.)

1001 Winstead Drive Cary, NC (Address of principal executive offices)	Registrant’s telephone number, including area code: (919) 297-1600	27513 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.
          On October 4, 2006, a representative of senior management of R.H. Donnelley Corporation (“RHD”) is scheduled to make a presentation at a high yield conference sponsored by Deutsche Bank Securities Inc. During its presentation, RHD intends to present a slide presentation, a copy of which is attached hereto as exhibit 99.1.
          None of the contents of this Form 8-K are incorporated by reference into any registration statement or report of RHD or Dex Media, Inc.
Item 9.01. Financial Statements and Exhibits.
          (c) Exhibits.
               The following exhibit is filed with this report:

Exhibit No.	Exhibit Description

99.1	Slide presentation to be given on October 4, 2006.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DEX MEDIA, INC.

/s/ Robert J. Bush Robert J. Bush Vice President, General Counsel & Corporate Secretary

Date: October 4, 2006

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Slide presentation to be given on October 4, 2006.

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